The RBB FUND, INC.

Bear Stearns CUFS® MLP Mortgage Portfolio

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated April 6, 2010

to Prospectus dated December 31, 2009

THE EFFECTIVE DATE OF THE CHANGES DESCRIBED BELOW IS APRIL 6, 2010.

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On April 5, 2010, the Board of Directors of The RBB Fund, Inc. (the “Board”) approved a plan of liquidation and termination (“Plan”) providing for the liquidation of the Bear Stearns CUFS MLP Mortgage Portfolio (the “Portfolio”). The liquidation will occur on or about April 30, 2010 (the “Liquidation”). Effective immediately, new account requests and purchase orders for the Portfolio’s shares will no longer be permissible and daily dividends will be suspended. As disclosed in the Prospectus, the Portfolio is permitted to depart from its stated investment objective and policies and to hold up to 100% of its assets, as a temporary defensive measure, in cash, cash equivalents and all types of money market securities. In anticipation of the Liquidation, the Portfolio plans to sell a substantial portion of its portfolio holdings and hold assets in cash or cash equivalent instruments.

The Plan provides that in the event that a shareholder of the Portfolio requests a redemption of all or any portion of the shares of the Portfolio that it holds, the Liquidation date will be accelerated to a date that is not more than seven (7) days after the date of such redemption request. Upon the Liquidation date, each shareholder of record of the Portfolio will receive a liquidating distribution in cash. The liquidating distribution will be made to each Shareholder of record in accordance with the Shareholder’s account instructions.

The Liquidation will not result in income tax liability for shareholders that are exempt from Federal and other income taxes on income and gain attributable to their ownership of shares of the Portfolio. Shareholders should consult their own tax advisors, however, for advice with respect to tax matters relevant to their particular circumstances.

Please retain this Supplement for future reference.